UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 24, 2008

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

1-2578	OHIO EDISON COMPANY	34-0437786
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-2323	THE CLEVELAND ELECTRIC ILLUMINATING COMPANY	34-0150020
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-3583	THE TOLEDO EDISON COMPANY	34-4375005
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-3522	PENNSYLVANIA ELECTRIC COMPANY	25-0718085
(A Pennsylvania Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 (a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 24, 2008, the Audit Committee of the Board of Directors of FirstEnergy Corp., acting upon management’s recommendations, concluded that the previously issued consolidated financial statements of Ohio Edison Company (OE), The Cleveland Electric Illuminating Company (CEI), The Toledo Edison Company (TE) and Pennsylvania Electric Company (Penelec) (collectively, the Registrants) as of and for the year ended December 31, 2007, included in the 2007 Form 10-K, and the unaudited interim financial statements as of and for the three-month and nine-month periods ended September 30, 2008 and 2007, the three-month and six-month periods ended June 30, 2008 and the three-month period ended March 31, 2008, included in Forms 10-Q for the periods ended March 31, 2008, June 30, 2008 and September 30, 2008, should no longer be relied upon due to an error in the statements of cash flows.

The Board of Directors for each of the Registrants declared dividends payable for the current quarter and the following three quarters in the third quarters of 2007 and 2008.  The Consolidated Statements of Cash Flows for each of the Registrants, as originally filed, erroneously reported dividends declared as a financing activity (rather than the dividends paid to the parent company) in the third quarter of 2007 and 2008. There was an offsetting error included in operating liabilities - accounts payable, within the operating activities section of the Consolidated Statements of Cash Flows. This amount was subsequently reduced in each succeeding quarter as the applicable portions of the dividends were paid.  Accordingly, the corrections reflected in the amended filings changed cash flows from financing activities in each quarter, with a corresponding change in operating liabilities - accounts payable, included in cash flows from operating activities for each quarter.

As a result, each of the Registrants’ Consolidated Statements of Cash Flows have been restated for the year ended December 31, 2007 as originally filed in its Form 10-K for the year ended December 31, 2007, and for the three months ended March 31, 2008, the six months ended June 30, 2008, and the nine months ended September 30, 2008 and 2007 as originally filed in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008, and September 30, 2008, respectively, to correctly report the dividend payments.

The Audit Committee further determined that the Consolidated Statements of Income and Comprehensive Income for the year ended December 31, 2007, the three months ended March 31, 2008 and 2007, the three and six months ended June 30, 2008 and 2007, and the three and nine months ended September 30, 2008 and 2007,  and the Consolidated Balance Sheets as of December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008 were not affected by the error. Accordingly, revenues, net income and total assets reported for the respective periods remain unchanged.

The Audit Committee has discussed this matter with PricewaterhouseCoopers LLP, the Registrants’ independent registered public accounting firm.

OE, CEI, TE, and Penelec are filing this Form 8-K as required under the Exchange Act, within the time prescribed under the applicable regulations. An amended annual report on Form 10-K/A for the year ended December 31, 2007 and amended quarterly reports on Form 10-Q/A for the quarters ended March 31, 2008, June 30, 2008, and September 30, 2008 for each of OE, CEI, TE and Penelec containing amended consolidated financial statements as described above, a restated Evaluation of Disclosure Controls and Procedures and, in the case of the Form 10-K/A, a restated Management’s Report on Internal Control Over Financial Reporting, will be filed on November 25, 2008.  You should refer to such amended reports, each of which will contain disclosure regarding the applicable Registrant’s disclosure controls and procedures and internal control over financial reporting, including the conclusion by management and the Audit Committee that the restatements discussed above resulted from a material weakness in such controls and a description of steps that have been taken to remediate such controls.  Management believes the steps it has taken to enhance internal controls have remediated the identified material weakness for the Registrants.

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management’s intents, beliefs and current expectations.  These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “believe,” “estimate” and similar words.  Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Actual results may differ materially due to the speed and nature of increased competition in the electric utility industry and legislative and regulatory changes affecting how generation rates will be determined following the expiration of existing rate plans in Ohio and Pennsylvania, the impact of the PUCO’s rulemaking process on the Ohio Companies’ Electric Security Plan and Market Rate Offer filings, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices and availability, replacement power costs being higher than anticipated or inadequately hedged, the continued ability of FirstEnergy’s regulated utilities to collect transition and other charges or to recover increased transmission costs, maintenance costs being higher than anticipated, other legislative and regulatory changes, revised environmental requirements, including possible greenhouse gas emission regulations, the impact of the U.S. Court of Appeals’ July 11, 2008 decision to vacate the CAIR rules and the scope of any laws, rules or regulations that may ultimately take their place, the uncertainty of the timing and amounts of the capital expenditures needed to, among other things, implement the Air Quality Compliance Plan (including that such amounts could be higher than anticipated) or levels of emission reductions related to the Consent Decree resolving the New Source Review litigation or other potential regulatory initiatives, adverse regulatory or legal decisions and outcomes (including, but not limited to, the revocation of necessary licenses or operating permits and oversight) by the Nuclear Regulatory Commission (including, but not limited to, the Demand for Information issued to FENOC on May 14, 2007), the timing and outcome of various proceedings before the PUCO (including, but not limited to, the Electric Security Plan and Market Rate Offer proceedings as well as the distribution rate cases and the generation supply plan filing for the Ohio Companies and the successful resolution of the issues remanded to the PUCO by the Ohio Supreme Court regarding the Rate Stabilization Plan and the Rate Certainty Plan, including the recovery of deferred fuel costs), Met-Ed’s and Penelec’s transmission service charge filings with the PPUC (as well as the resolution of the Petitions for Review filed with the Commonwealth Court of Pennsylvania with respect to the transition rate plan for Met-Ed and Penelec), the continuing availability of generating units and their ability to operate at or near full capacity, the ability to comply with applicable state and federal reliability standards, the ability to accomplish or realize anticipated benefits from strategic goals (including employee workforce initiatives), the ability to improve electric commodity margins and to experience growth in the distribution business, the changing market conditions that could affect the value of assets held in the registrants’ nuclear decommissioning trusts, pension trusts and other trust funds, and cause FirstEnergy to make additional contributions sooner, or in an amount that is larger than currently anticipated, the ability to access the public securities and other capital and credit markets in accordance with FirstEnergy’s financing plan and the cost of such capital, changes in general economic conditions affecting the registrants, the state of the capital and credit markets affecting the registrants, and the risks and other factors discussed from time to time in the registrants’ SEC filings, and other similar factors.  The foregoing review of factors should not be construed as exhaustive.  New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on the registrants’ business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. The registrants expressly disclaim any current intention to update any forward-looking statements contained herein as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

November 25, 2008

OHIO EDISON COMPANY
Registrant

THE CLEVELAND ELECTRIC
ILLUMINATING COMPANY
Registrant

THE TOLEDO EDISON COMPANY
Registrant

PENNSYLVANIA ELECTRIC COMPANY
Registrant

/s/ Harvey L. Wagner
Harvey L. Wagner
Vice President and Controller